OTHER LONG-TERM ASSETS	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
OTHER LONG-TERM ASSETS
OTHER LONG-TERM ASSETS

	2017	2016
Investment in North West Redwater Partnership	$292	$261
North West Redwater Partnership subordinated debt (1)	510	385
Risk Management (note 18)	204	489
Other	241	168
	1,247	1,303
Less: current portion	79	283
	$1,168	$1,020

(1)	Includes accrued interest.
Investment in North West Redwater Partnership
The Company's 50% interest in Redwater Partnership is accounted for using the equity method based on Redwater Partnership’s voting and decision-making structure and legal form. Redwater Partnership has entered into agreements to construct and operate a 50,000 barrel per day bitumen upgrader and refinery (the "Project") under processing agreements that target to process 12,500 barrels per day of bitumen feedstock for the Company and 37,500 barrels per day of bitumen feedstock for the Alberta Petroleum Marketing Commission (“APMC”), an agent of the Government of Alberta, under a 30 year fee-for-service tolling agreement.
The facility capital cost ("FCC") budget for the Project is currently estimated to be $9,500 million with project completion targeted for third quarter 2018. Productivity challenges during construction have continued to result in upward budgetary pressures that may result in a further increase in FCC of up to 2%. During 2013, the Company and APMC agreed, each with a 50% interest, to provide subordinated debt, bearing interest at prime plus 6%, as required for Project costs to reflect an agreed debt to equity ratio of 80/20. To December 31, 2017, each party has provided $411 million of subordinated debt, together with accrued interest thereon of $99 million, for a Company total of $510 million. Any additional subordinated debt financing is not expected to be significant.

Under its processing agreement, beginning on the earlier of the commercial operations date of the refinery and June 1, 2018, the Company is unconditionally obligated to pay its 25% pro rata share of the debt portion of the monthly cost of service toll, including interest, fees and principal repayments, of the syndicated credit facility and bonds, over the tolling period of 30 years.
During 2017, Redwater Partnership issued $750 million of 2.80% series J senior secured bonds due June 2027 and $750 million of 3.65% series K senior secured bonds due June 2035.
During 2016, Redwater Partnership issued $550 million of 4.25% series F senior secured bonds due June 2029, $500 million of 4.75% series G senior secured bonds due June 2037, $500 million of 4.15% series H senior secured bonds due June 2033, and $500 million of 4.35% series I senior secured bonds due January 2039.
As at December 31, 2017, Redwater Partnership had additional borrowings of $1,870 million under its secured $3,500 million syndicated credit facility, maturing June 2018. Subsequent to December 31, 2017, Redwater Partnership extended $2,000 million of the $3,500 revolving syndicated credit facility to June 2021. The remaining $1,500 million was extended on a fully drawn non-revolving basis maturing February 2020.
The assets, liabilities, partners’ equity and equity income related to Redwater Partnership and the Company’s 50% interest at December 31, 2017 and 2016 were comprised as follows:

	2017		2016
	Redwater Partnership 100% interest	Company 50% interest	Redwater Partnership 100% interest	Company 50% interest
Current assets	$330	$165	$96	$48
Non-current assets	$10,540	$5,270	$8,258	$4,129
Current liabilities	$2,476	$1,238	$572	$286
Non-current liabilities	$7,810	$3,905	$7,260	$3,630
Partners’ equity	$584	$292	$522	$261
Equity income	$(62)	$(31)	$(14)	$(7)